UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 25, 2009

WORLD AM, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-30639 (Commission File Number)	90-0142757 (I.R.S. Employer Identification No.)

4340 Von Karman Ave., Suite 200 Newport Beach, CA 92660 (Address of principal executive offices) (zip code)

(949) 955-5355 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

As a result of a number of factors, including the lawsuit described in that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2009, as well as increased costs associated with the Sarbanes-Oxley Act of 2002 and our ongoing reporting obligations, we have elected to terminate our registration under Section 12(g) of the Securities Act of 1934 by filing a Form 15.  Following the filing, our common stock will continue to be traded on the Pink Sheets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2009	World Am, Inc.,
a Nevada corporation

/s/ Frederick T. Rogers
By: Frederick T. Rogers
Its: President